UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
Form 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 29, 2019

Chevron Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-00368	94-0890210
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6001 Bollinger Canyon Road, San Ramon, CA		94583
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (925) 842-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $.75 per share	CVX	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company			☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The 2019 Annual Meeting of Stockholders of Chevron Corporation (“Chevron”) was held on Wednesday, May 29, 2019.
(b)
Chevron stockholders voted on the matters set forth below, with final voting results indicated. For the election of Directors in an uncontested election, each nominee who received a majority of votes cast (i.e., the number of shares voted for exceeded the number of shares voted against, excluding abstentions) was elected a Director. All other items were approved if the number of shares voted for exceeded the number of shares voted against, excluding abstentions.

(1)	All nominees for election to the Chevron Board of Directors (“Board”) were elected, each for a one-year term, based upon the following votes:
Nominee	Votes For		Votes Against	Abstentions	Broker Non-Votes
W. M. Austin	1,285,023,498	99.1%	11,960,778	3,649,528	336,207,276
J. B. Frank	1,241,692,921	95.8%	55,008,213	3,932,670	336,207,276
A. P. Gast	1,287,649,478	99.3%	9,258,570	3,725,756	336,207,276
E. Hernandez, Jr.	1,272,308,065	98.1%	24,071,610	4,254,129	336,207,276
C. W. Moorman IV	1,284,997,431	99.1%	11,914,915	3,721,458	336,207,276
D. F. Moyo	1,286,780,360	99.2%	10,102,449	3,750,995	336,207,276
D. Reed-Klages	1,282,064,728	98.9%	14,891,717	3,677,359	336,207,276
R. D. Sugar	1,115,270,765	86.8%	168,917,726	16,445,313	336,207,276
I. G. Thulin	1,286,376,307	99.2%	10,496,490	3,761,007	336,207,276
D. J. Umpleby	1,276,728,838	98.4%	20,134,105	3,770,861	336,207,276
M. K. Wirth	1,238,489,289	95.8%	54,137,258	8,007,257	336,207,276

(2)		The Board’s proposal to ratify the appointment of PricewaterhouseCoopers LLP as Chevron’s independent registered public accounting firm for 2019 was approved based upon the following votes:
Votes For	1,576,404,056	96.6%
Votes Against	55,711,977	3.4%
Abstentions	4,725,047
Broker Non-Votes	Brokers were permitted to cast stockholder non-votes (i.e., uninstructed shares) at their discretion on this proposal item, and such non-votes are reflected in the votes for or against or abstentions.

(3)		The Board’s proposal for stockholders to approve, on an advisory basis, the compensation of Chevron’s named executive officers was approved based upon the following votes:
Votes For	1,203,435,432	93.3%
Votes Against	86,815,638	6.7%
Abstentions	10,382,734
Broker Non-Votes	336,207,276

(4)		The stockholder proposal regarding a report on human right to water was not approved based upon the following votes:
Votes For	410,434,828	32.2%
Votes Against	863,371,431	67.8%
Abstentions	26,827,545
Broker Non-Votes	336,207,276

(5)		The stockholder proposal regarding a report on reducing carbon footprint was not approved based upon the following votes:
Votes For	399,017,665	33.2%
Votes Against	803,648,574	66.8%
Abstentions	97,967,565
Broker Non-Votes	336,207,276

(6)		The stockholder proposal regarding creating a board committee on climate change was not approved based upon the following votes:
Votes For	96,426,672	7.6%
Votes Against	1,171,152,783	92.4%
Abstentions	33,054,349
Broker Non-Votes	336,207,276

(7)		The stockholder proposal regarding adopting a policy for an independent chairman was not approved based upon the following votes:
Votes For	334,782,800	26.0%
Votes Against	951,627,224	74.0%
Abstentions	14,223,780
Broker Non-Votes	336,207,276

(8)		The stockholder proposal regarding setting the special meeting threshold at ten percent was not approved based upon the following votes:
Votes For	454,062,606	35.3%
Votes Against	830,914,011	64.7%
Abstentions	15,657,187
Broker Non-Votes	336,207,276

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2019

CHEVRON CORPORATION
By:	/s/ Christine L. Cavallo
Christine L. Cavallo
Assistant Secretary